UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 25, 2010

Avery Dennison Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-7685	95-1492269
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

150 North Orange Grove Boulevard, Pasadena, California		91103
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	626-304-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)&(c) On May 25, 2010, Avery Dennison Corporation (the "Company") announced that Daniel R. O’Bryant, 52, will resign effective June 1, 2010 from his position as Executive Vice President, Finance, and Chief Financial Officer and that the Company’s board of directors (the "Board") has elected Mr. O’Bryant as Executive Vice President, Business Development. The Company also announced that the Board has elected Mitchell R. Butier, 38, as Senior Vice President and Chief Financial Officer, and Lori J. Bondar, 49, as Vice President, Controller and Chief Accounting Officer. A copy of the Company’s May 25, 2010 news release announcing these elections, all of which are effective June 1, 2010, is attached as Exhibit 99.1 hereto.

Business Experience

During the period from September 2000 through July 2004, Mr. Butier served in several finance and general management positions for the Company. From August 2004 through February 2007, Mr. Butier served as Vice President, Finance for the Company’s Retail Information Services Group. In March 2007, he was promoted to Vice President, Controller and Chief Accounting Officer, and in March 2008, he was elected Corporate Vice President, Global Finance and Chief Accounting Officer.

During the period from April 2004 through October 2005, Ms. Bondar served as the Chief Financial Officer for Acetex Corporation, which was a publicly-traded commodity chemicals company. From November 2005 through March 2008, she worked as a financial and strategic planning consultant with the Palomar Consulting Group. In April 2008, Ms. Bondar joined the Company as Vice President, Controller.

(e) In connection with Mr. Butier’s promotion to Senior Vice President and Chief Financial Officer, the Compensation and Executive Personnel Committee of the Board has approved for him an annual base salary of $475,000 and equity awards of 28,000 stock options and 7,500 restricted stock units, both of which will vest ratably over four years from the date of his election.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 News release dated May 25, 2010

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avery Dennison Corporation

May 28, 2010	By:	Dean A. Scarborough

Name: Dean A. Scarborough
Title: Chairman, President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	News release dated May 25, 2010